THE RBB FUND, INC.

Robeco Investment Funds

(INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

Supplement dated August 26, 2010

to the Institutional Class and Investor Class Prospectuses

dated December 31, 2009, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

The SAM Sustainable Water Fund, SAM Sustainable Climate Fund, SAM Sustainable Themes Fund and Robeco Boston Partners Mid Cap Value Fund are not available for purchase or exchange.

Effective July 9, 2010, the Robeco Boston Partners Mid Cap Value Fund was reorganized into the John Hancock Disciplined Mid Cap Value Fund, a series of John Hancock Funds III.

In addition, effective July 23, 2010, the SAM Sustainable Water Fund and SAM Sustainable Climate Fund were liquidated.

Please retain this Supplement for future reference.